December 31, 2020

Class I Shares

Symmetry Panoramic Alternatives Fund (SPATX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2020, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ shareholder reports no longer will be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-844-796-3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-796-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Symmetry Panoramic Funds if you invest directly with the Funds.

Symmetry Panoramic Alternatives Fund

Investment Objective: The Fund seeks positive long-term absolute returns. An “absolute return” seeks to earn a positive total return over the long-term, regardless of market conditions or general market direction.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.29%
Distribution (12b-1) and Service Fees	None
Other Expenses	8.17%
Acquired Fund Fees and Expenses	1.83%
Total Annual Fund Operating Expenses	11.29%
Fee Waivers and/or Expense Reimbursements(1)	(8.96)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	2.33%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2021 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.30% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2021 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.50% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same, and the expense limitation arrangements are not renewed. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$236	$2,411	$4,321	$8,138

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a diversified multi-strategy fund that seeks to achieve its investment objective primarily by implementing alternative factor styles in a manner that the Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), believes will have relatively low correlation to equity markets as well as the potential to produce positive returns before fees over time. Under normal circumstances, the Fund pursues its investment strategy by investing at least 80% of its net assets in alternative investment strategies that target returns from the investment in relatively illiquid strategies such as event-driven and convergence, or arbitrage, trades, as well as factor returns from long-short strategies across multiple asset classes. The Fund will invest in in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”) or directly in securities or other instruments that provide exposure to a wide array of such alternative investment strategies. Certain Underlying Funds also may engage in strategies that require heightened turnover, and the Adviser may not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Adviser seeks to manage a multi-factor Fund that provides exposure to different managers that in the Adviser’s view are best able to deliver certain factor exposures as identified by the Adviser. The Adviser will generally access these investment managers through open-end mutual funds, exchange-traded funds, or through a direct sub-advisory relationship with an investment manager. The Adviser will make a determination for each investment manager as to which type of access it believes is most advantageous to the Fund, and will make changes at its discretion. The Adviser looks for Underlying Funds or sub-advisory mandates that will feature characteristics associated with investment style factors that have been identified in certain academic research papers and that, although there is no guarantee of future results, the Adviser has identified as having historically shown the potential to deliver greater returns over time. The Underlying Funds in which the Fund invests may invest in a broad range of instruments, including, but not limited to, equities of U.S. companies, foreign companies in developed markets and/or companies located in emerging markets, variety of derivatives including futures, currency and commodity forwards, options, swaps, convertible securities, debt securities, loans, warrants, exchange-traded funds, and exchange-traded notes. An Underlying Fund may also engage in short sales. The Fund does not seek to maintain any particular weighted average maturity, duration, or quality, and may invest in Underlying Funds that hold fixed income instruments of any maturity, duration, or quality, including bonds that are below investment grade (also known as “junk bonds”). The Underlying Funds may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. In addition, Underlying Funds may invest in securities issues in private investment in public equity (“PIPE”) transactions, stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities, restricted securities, initial public offerings (“IPOs”) and seasoned (i.e., secondary) equity offerings (“SEOs”) of U.S. equity securities, and in restricted securities. The Fund may use both long and short positions within each of the instruments. The Fund may also invest a portion of its assets in the instruments directly.

There is no limit in the number of Underlying Funds in which the Fund may invest, and the Fund may invest more than 25% of its assets in one Underlying Fund.

The Adviser sets an overall asset allocation based on long-term strategic considerations and monitors the portfolio on an ongoing basis. The Adviser will periodically rebalance the portfolio and may change managers and/or exposures over time based on its evolving investment views amid changing market and economic conditions.

Periodically, the Fund’s Adviser will review certain factors in each Underlying Fund and may add or remove Underlying Funds without notice to shareholders. The Adviser may also temporarily over or under-weight certain exposures for the purpose of managing distributions, which may include selling Fund investments to offset gains. To the extent that this activity causes the Fund to deviate from its typical factor exposures, it may not meet its investment objective. The Adviser may also temporarily alter its investments if market, economic or other signals warrant in the view of the Adviser.

The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and fire Sub-Advisers. At this time, there are no sub-advisers to the Fund. The Adviser may add sub-advisers at its discretion. With respect to any portion of assets managed directly by a sub-adviser, the Fund utilizes a “multi-manager” approach whereby the Fund’s assets will be allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s Adviser. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in investing in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

The Underlying Funds in which the Fund invests may also use a variety of derivative instruments, including futures and option contracts and swaps. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, options and swaps to help the ETF track its underlying index. In addition, the Fund also may invest directly in derivatives, including but not limited to futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The risks described below are in reference to either the Underlying Funds, direct purchases of the Fund, or both unless otherwise noted.

●

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Market Events Risk. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Governments and central banks may take steps to support financial markets, including by keeping interest rates at historically low levels. This and other governmental intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governments and central banks also may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

●

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

●

Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

●

Asset Allocation Risk. The risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its factor exposures for the purpose of managing distributions. In addition, the Adviser may invest Fund assets in Underlying Funds managed by a limited number of investment managers. In such circumstances, the Fund’s performance could be substantially dependent on the performance of such managers. Similarly, the Adviser’s allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

●

Investment Style Risk. The risk that different investment styles (e.g., “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

●

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

●

Value Investing Risk is the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

●

Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

●

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

●

Arbitrage Risk: The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the value of two securities may not perform as expected.

●

Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

●

Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

●

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

High Yield Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered higher risk than investment grade debt instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.

●

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

●

Distressed Investments Risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. The Fund may lose up to its entire investment.

●

Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

●

Currency Risk. The risk that foreign currencies will increase in value relative to the U.S. dollar and adversely affect the dollar value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

●

Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

●

Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon an Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) an Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●

Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

●

Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

●

Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●

High Portfolio Turnover Risk. The Fund may engage in active trading, including investments made on a shorter-term basis, which may lead to increased expenses that may result in lower investment returns.

●	Leveraging Risk. The use of leverage, such as that embedded in derivatives, will magnify the Fund’s gains or losses.

●

IPO and SEO Risk. The market value of shares sold in an initial public offering (“IPO”) will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. The purchase of IPO shares may involve high transaction costs. IPO and SEO shares are subject to market risk and liquidity risk. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering.

●

Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●

Emerging Markets Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

●

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

●

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

●

Restricted Securities Risk. The Fund may invest securities in which the disposition would be subject to legal restrictions (so called “restricted securities”). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

●

Securities Issued in PIPE Transactions. The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

●

SPACs Risk. The Underlying Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

●

Tax Risk. The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. Furthermore, the ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department.

●

Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●

Market Capitalization Risk. Investing in larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

●

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●

Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or market sector.

●

Short Sales Risk. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

●

Small Fund Risk. The Fund currently has fewer assets than larger funds. Thus, like other small funds, inflows and outflows may impact its market exposure. In addition, if the Fund does not attract additional assets, the Fund’s fixed costs will continue to be spread over a small asset base, which could result in increased shareholder expenses (if the Fund were not subject to an expense cap) or force the Fund to liquidate.

Performance: The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2019, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance. Performance information is available at no cost by visiting panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)
2.09% (March 31, 2019 Quarter)	-1.11% (December 31, 2019 Quarter)
Year-to-date performance as of September 30, 2020: -1.66%

Average Annual Total Returns

	One Year	Since Inception (11/12/18)
Symmetry Panoramic Alternatives Fund — Class I (Inception Date: November 12, 2018) returns before taxes	2.50%	0.57%
Symmetry Panoramic Alternatives Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions	1.82%	-0.85%
Symmetry Panoramic Alternatives Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions and sale of fund shares	1.57%	-0.11%
HFRI Fund of Funds Conservative Index (reflects no deduction for fees, expenses, or taxes)	5.95%	4.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

Investment Adviser: Symmetry Partners, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers:

The Fund is managed by a team that includes Philip McDonald, Portfolio Manager and Managing Director; Rebecca Cioban, Portfolio Manager and Associate Director; John McDermott, Portfolio Manager and Chief Investment Strategist; and Kevin Scully, Portfolio Manager and Senior Research Associate. The current team members have been managers on the Fund since its inception in 2018, except for Mr. Scully, who was named a portfolio manager in 2019.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading through your broker or other financial intermediary through which you purchased shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts. The Fund generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

	Minimum Investment
Class	Initial	Subsequent
I	$1,000	$100

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2020, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC” ) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.